UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2012 (December 12, 2012)

BRANDYWINE REALTY TRUST

BRANDYWINE OPERATING PARTNERSHIP, L.P.

(Exact name of registrant as specified in charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352
Delaware (Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

555 East Lancaster Avenue, Suite 100

Radnor, PA 19087

(Address of principal executive offices)

(610) 325-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 12, 2012, Brandywine Realty Trust, a Maryland real estate investment trust (the “Company”), and its operating partnership, Brandywine Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into an Underwriting Agreement and a related Pricing Agreement with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and RBS Securities Inc., as representatives of the several underwriters named in the Pricing Agreement (the “Underwriters”), in connection with the public offering by the Operating Partnership of $250 million aggregate principal amount of the Operating Partnership’s 3.950% Guaranteed Notes Due 2023 (the “Notes”). The Company has fully and unconditionally guaranteed the payment of principal of and interest on the Notes. The offering is expected to close on December 18, 2012, subject to customary closing conditions. Under the terms of the Underwriting Agreement, the Company and the Operating Partnership have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute payments that the Underwriters may be required to make because of any of those liabilities. The Underwriting Agreement contains customary representations and covenants. The offer and sale of the Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to a registration statement on Form S-3 (File No. 333-174700) (as the same may be amended and/or supplemented, the “Registration Statement”), under the Securities Act.

Copies of each of the Underwriting Agreement and the Pricing Agreement are filed as Exhibit 1.1 and Exhibit 1.2, respectively, to this Current Report on Form 8-K and the information in the Underwriting Agreement and the Pricing Agreement is incorporated into this Item 1.01 by this reference.

The Operating Partnership intends to use the net proceeds from this offering to fund tender offers for $216.8 million outstanding principal amount of its 7.5% Guaranteed Notes due May 15, 2015 (the “2015 Notes”) and $250.0 million outstanding principal amount of its 6.0% Guaranteed Notes due April 1, 2016 (the “2016 Notes”). Any net proceeds not used to fund the tender offers will be used for general corporate purposes, which may include the repayment, repurchase or other retirement of other indebtedness. Affiliates of certain of the Underwriters and of the trustee under the indenture for the notes are holders of the 2015 Notes or 2016 Notes or act as lenders and/or agents under the unsecured bank term loans and credit facility of the Company and the Operating Partnership and those affiliates therefore may receive a portion of the proceeds from the offering of the Notes.

The Notes will be issued under the Indenture, dated as of October 22, 2004 (the “Indenture”), as supplemented by the First Supplemental Indenture dated as of May 25, 2005 (the “First Supplemental Indenture”) and the Third Supplemental Indenture dated as of April 5, 2011 (the “Third Supplemental Indenture”), among the Company, the Operating Partnership and The Bank of New York, as trustee. The Indenture previously was filed with the Commission on October 22, 2004, as Exhibit 4.1 to the Company’s Current Report on Form 8-K and is incorporated into this Item 1.01 by this reference. The First Supplemental Indenture previously was filed with the Commission on May 26, 2005, as Exhibit 4.1 to the Company’s Current Report on Form 8-K and is incorporated into this Item 1.01 by this reference. The Third Supplemental Indenture previously was filed with the Commission on April 5, 2011, as Exhibit 4.1 to the Company’s Current Report on Form 8-K and is incorporated into this Item 1.01 by this reference.

Item 7.01	Regulation FD Disclosure

On December 12, 2012, the Company issued a press release announcing the pricing of the offering of Notes. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On December 13, 2012, the Company issued a press release announcing that the Operating Partnership has launched a cash tender offer for any and all of the 2015 Notes and any and all of the 2016 Notes. The consideration payable will be $1,135.49 per $1,000 principal amount of 2015 Notes and $1,130.00 per $1,000 principal amount of 2016 Notes, each plus accrued and unpaid interest to, but not including, the payment date for the notes purchased in the tender offer which is expected to be December 27, 2012, unless extended. The complete terms and conditions of the tender offer will be set forth in an offer to purchase and related letter of transmittal that will be sent to holders of the 2015 Notes and 2016 Notes. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

The Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Share Distributions of the Company and the Computation of Ratio of Earnings to Combined Fixed Charges of Brandywine Operating Partnership, L.P. are filed as Exhibits 12.1 and 12.2, respectively, to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits

Exhibit	Description

1.1	Underwriting Agreement dated December 12, 2012 by and among Brandywine Operating Partnership, L.P., Brandywine Realty Trust and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and RBS Securities Inc., as representatives of the several underwriters named in the Pricing Agreement thereto.

1.2	Pricing Agreement dated December 12, 2012 relating to the Notes.

5.1	Opinion of Pepper Hamilton LLP regarding the legality of the Notes and the related Guarantee.

12.1	Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Share Distributions of Brandywine Realty Trust.

12.2	Computation of Ratio of Earnings to Combined Fixed Charges of Brandywine Operating Partnership, L.P.

23.1	Consent of Pepper Hamilton LLP (contained in Exhibit 5.1 hereto).

99.1	Press Release of Brandywine Realty Trust dated December 12, 2012.

99.2	Press Release of Brandywine Realty Trust dated December 13, 2012.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRANDYWINE REALTY TRUST

By:	/s/ Howard M. Sipzner
Howard M. Sipzner
Executive Vice President and Chief Financial Officer

BRANDYWINE OPERATING PARTNERSHIP, L.P.

BY:	BRANDYWINE REALTY TRUST, ITS GENERAL PARTNER

BY:	/s/ Howard M. Sipzner
Howard M. Sipzner
Executive Vice President and Chief Financial Officer

Date:  December 13, 2012

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated December 12, 2012 by and among Brandywine Operating Partnership, L.P., Brandywine Realty Trust and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and RBS Securities Inc., as representatives of the several underwriters named in the Pricing Agreement thereto.

1.2	Pricing Agreement dated December 12, 2012 relating to the Notes.

5.1	Opinion of Pepper Hamilton LLP regarding the legality of the Notes and the related Guarantee.

12.1	Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Share Distributions of Brandywine Realty Trust.

12.2	Computation of Ratio of Earnings to Combined Fixed Charges of Brandywine Operating Partnership, L.P.

23.1	Consent of Pepper Hamilton LLP (contained in Exhibit 5.1 hereto).

99.1	Press Release of Brandywine Realty Trust dated December 12, 2012.

99.2	Press Release of Brandywine Realty Trust dated December 13, 2012.